--------------------------------------------------------------------------------
LARGE CAP VALUE
--------------------------------------------------------------------------------

Alliance Growth &
Income Fund

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:

This report provides the performance and market activity of Alliance Growth & Income Fund (the "Fund") for the annual reporting period ended October 31, 2002.

Investment Objectives and Policies

This open-ended fund seeks to provide income and capital appreciation. The Fund invests principally in a diversified portfolio of dividend-paying common stocks of good quality, and may also invest in other types of securities, including bonds, convertible bonds, preferred stocks, and fixed-income securities. We manage the Fund with an eye toward maintaining a defensive dividend yield and price-to-earnings (P/E) ratio, a fully invested posture and a high degree of sector and industry diversification.

Investment Results

The following table provides performance data for the Fund and its benchmarks, the Russell 1000 Value Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2002.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                          ----------------------
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Growth
& Income Fund
   Class A                                                 -22.97%      -20.89%
--------------------------------------------------------------------------------
   Class B                                                 -23.13%      -21.52%
--------------------------------------------------------------------------------
   Class C                                                 -23.06%      -21.21%
--------------------------------------------------------------------------------
Russell 1000
Value Index                                                -17.35%      -10.02%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                -17.01%      -15.10%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

      An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Fund.

      Additional investment results appear on pages 5-8.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

In the wake of last year's September 11th tragedy, world stock prices withered under the weight of a severe escalation and re-assessment of geopolitical and global economic risk. Heightened investor uncertainty catalyzed a dramatic preference shift away from risky assets (stocks) to safe assets (government bonds). Against the backdrop of a hostile global stock market environment, the Fund's performance was weak, losing 22.97% and 20.89%, for the six- and 12-month periods ended October 31, 2002, respectively. The Fund underperformed its primary style benchmark, the Russell 1000 Value Index, which returned -17.35% and -10.02%, respectively, over the same time periods. The Standard & Poor's (S&P) 500 Stock Index also declined 17.01% and 15.10% for the six- and 12-month periods, respectively, as Treasury yields moved to their lowest levels in the last 40 years.

The Fund's underperformance over the six- and 12-month periods was a result of poor stock picking. Selecting individual securities for purchase, rather than relying on broad sector calls, has historically been the hallmark of the Fund's investment process. Over the past year, a number of investments we believed to have better-than-average fundamental prospects performed poorly. In many cases, these disappointing investments were in companies that depended on capital access from the equity and debt markets to grow. Companies such as Dynegy (merchant energy), Household International (consumer finance), Solectron and Sanmina (technology), and Tyco (industrials), all experienced severe financial liquidity challenges this year after the capital markets re-priced risk following the tragic events of September 11th. The impact of these holdings on the Fund's performance was severe. These holdings have since been reduced or eliminated from the Fund's portfolio.

Market Overview

Based on 2002 mutual fund flows, many investors reacted to disappointing performance returns and future stock market uncertainty by selling investments. In this tumultuous economic environment, the collective anxiety of investors is high by historical measures. Investors' aversion or preference for risky assets can be systematically measured by comparing the expected returns of stocks and bonds -- the difference being the equity risk premium. In today's market, investors' concern about geopolitical and global economic risk, and corporate earnings and the quality of corporate management, have conspired to undermine confidence in equities, as evidenced by high equity risk premiums. Assuming economic Armageddon is not at the front doorstep -- and we do not believe it is -- investors' intense aversion to loss has increased the expected return on stocks and sharply lowered the expected return on bonds. Said another way, stock valuations are cheap relative to the long-term earnings power of corporations and, over time, low equity valuation has proven to be a fairly effective predictor of positive performance.

Over the past 12 months, news flow has been less than supportive of investor confidence. Given the intensity and resources available to those focused on uncovering scandal to sell newspapers and drive viewer ratings, we are somewhat encour-


--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH & INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

aged by the lack of new information on the topic. The dearth of new revelation lends some hope to our belief that the accounting transgressions that surfaced this past year were isolated incidences and not part of a broader, more systemic corporate problem. As the issue exhausts itself, hopefully corporate America's strengths will become more visible.

We see significant balance sheet progress being made. For example, corporate debt is barely growing, companies are being restructured, profits and retained earnings are improving, the debt-service burden of the corporate sector is declining and leverage is moderating. Corporations are generating more cash than they are consuming, and balance sheet liquidity is rapidly improving. While initiatives to shore up balance sheets go largely unnoticed, concern about profit growth still prevails. To be sure, performance has been weaker than many had hoped.

We caution investors that there are a number of external influences that might be skewing profit reports in a more conservative direction, thereby potentially understating the true economic state of businesses. First, many managers are trying to get out in front of the earnings-quality debate by assuring accurate earnings reporting and accounting practices. Second, at these low valuations, we are not surprised that many CEO's are tempted to aggressively restructure operations to come out of 2002 conservatively positioned for success in 2003. While it is nearly impossible to assess just how important these influences might be with regards to current profit disappointment, it probably will have a conservative effect on reported earnings.

Outlook

We believe short-term risk aversion creates long-term opportunity -- particularly in equities whose valuations are relatively more dependent on future earnings over the long-term. As compelling opportunities materialize in distressed subsets of the market, we are willing to take on more risk versus the Russell 1000 Value Index. Our fundamental work suggests attractive opportunity has materialized in the pharmaceuticals, technology and financial sectors. As might be expected, stocks that have performed well this year -- for example, Avon, Anheuser-Busch, and Procter & Gamble -- appear more fully valued and have been reduced or eliminated from the portfolio. Our buying pattern has been somewhat diverse, spending money in pharmaceuticals like Pfizer, trading at a multiple of 14 on next year's earnings, and, increasingly, in the technology sector, which now accounts for 11% of the portfolio, up from about 4% in April 2002.

Even though so much of this year's disappointing performance was concentrated in a few selected holdings, other things went right. After careful analysis and reflection, we leave the fiscal year confident that our philosophy and processes are still relevant and functioning properly. As always, we continue to adhere to our philosophy, which has served us well over time, and implement our fundamental process in a highly disciplined and systematic fashion. We believe the Fund's portfo-


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

lio is well positioned for a more stable investment environment, which we see supported by slowly improving fundamentals and low interest rates.

Thank you for your continued interest and investment in Alliance Growth & Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank V. Caruso

Frank V. Caruso
Vice President

[PHOTO]         John D. Carifa

[PHOTO]         Paul C. Rissman

[PHOTO]         Frank V. Caruso

Portfolio Managers, Paul C. Rissman and Frank V. Caruso, have over 34 years combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH & INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH & INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/92--10/31/02

   [THE FOLLOWING WAS DEPICTED AS A MOUNTAIN GRAPH IN THE PRINTED MATERIAL.]

Russell 1000 Value Index:       $29,013
S&P 500 Stock Index:            $25,647
Alliance Growth & Income Fund:  $25,418


           Alliance Growth &          S&P 500          Russell 1000
             Income Fund            Stock Index           Value
-------------------------------------------------------------------------------
10/31/92          9575                 10000                10000
10/31/93         11010                 11491                12512
10/31/94         10936                 11934                12607
10/31/95         13583                 15086                15723
10/31/96         16505                 18719                19455
10/31/97         21998                 24727                25911
10/31/98         25233                 30170                29753
10/31/99         30401                 37912                34669
10/31/00         35497                 40216                36583
10/31/01         32128                 30207                32244
10/31/02         25418                 25647                29013


This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth & Income Fund Class A shares (from 10/31/92 to 10/31/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Growth & Income Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth & Income Fund.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH & INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

           Alliance Growth & Income Fund -- Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                                      Alliance Growth &         Russell 1000
                                         Income Fund             Value Index
--------------------------------------------------------------------------------
      10/31/93                              14.98%                  25.16%
      10/31/94                              -0.67%                   0.77%
      10/31/95                              24.21%                  24.68%
      10/31/96                              21.51%                  23.74%
      10/31/97                              33.28%                  33.19%
      10/31/98                              14.70%                  14.83%
      10/31/99                              20.48%                  16.52%
      10/31/00                              16.76%                   5.52%
      10/31/01                              -9.49%                 -11.86%
      10/31/02                             -20.89%                 -10.02%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH & INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $6,680.0
7/1/32                          Average Market Capitalization ($mil): $29,603
Class B Shares
2/8/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

 31.9%  Finance
 12.8%  Health Care
 12.5%  Utilities
 11.2%  Technology
  7.7%  Energy
  6.4%  Consumer Services               [PIE CHART OMITTED]
  5.7%  Consumer Staples
  3.4%  Transportation
  3.0%  Capital Goods
  2.5%  Basic Industry
  0.6%  Multi-Industry Companies

  2.3%  Short-Term

HOLDING TYPE

 97.7%  Equity                          [PIE CHART OMITTED]
  2.3%  Short-Term Securities

All data as of October 31, 2002. The Fund's sector breakdown and holdings are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge      With Sales Charge
               1 Year                     -20.89%                  -24.21%
              5 Years                       2.93%                    2.07%
             10 Years                      10.26%                    9.78%

Class B Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge      With Sales Charge
               1 Year                     -21.52%                  -24.56%
              5 Years                       2.18%                    2.18%
             10 Years(a)                    9.60%                    9.60%

Class C Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge      With Sales Charge
               1 Year                     -21.21%                  -21.98%
              5 Years                       2.26%                    2.26%
      Since Inception*                      9.31%                    9.31%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                   Class A        Class B           Class C
                                    Shares         Shares            Shares
--------------------------------------------------------------------------------
               1 Year              -28.23%        -28.24%           -26.30%
              5 Years               -0.36%         -0.23%            -0.24%
             10 Years                8.99%          8.76%(a)           N/A
      Since Inception*              10.15%          8.72%(a)          8.47%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 7/1/32, Class A; 2/8/91, Class B; 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

N/A:  not applicable


--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
October 31, 2002

                                                                      Percent of
Company                                                    Value      Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                                   $  340,086,100            5.1%
--------------------------------------------------------------------------------
Bank of America Corp.                                292,406,160            4.4
--------------------------------------------------------------------------------
AT&T Corp.                                           286,880,000            4.3
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                              270,173,300            4.0
--------------------------------------------------------------------------------
American International Group, Inc.                   234,124,650            3.5
--------------------------------------------------------------------------------
Pfizer, Inc.                                         211,937,670            3.2
--------------------------------------------------------------------------------
BP Plc (ADR)                                         192,250,000            2.9
--------------------------------------------------------------------------------
Wyeth                                                191,566,400            2.9
--------------------------------------------------------------------------------
Sprint Corp. (FON Group)                             184,240,764            2.7
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                             184,175,738            2.7
--------------------------------------------------------------------------------
                                                  $2,387,840,782           35.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002

                                                 -------------------------------
                                                             Shares*
                                                 -------------------------------
Purchases                                            Bought   Holdings 10/31/02
--------------------------------------------------------------------------------
ChevronTexaco Corp.                               1,419,000           1,419,000
--------------------------------------------------------------------------------
Cox Communications, Inc. Cl.A                     5,047,000           5,047,000
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                             2,441,000           2,441,000
--------------------------------------------------------------------------------
Juniper Networks, Inc.                            9,113,400          14,304,000
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                        21,237,200          21,237,200
--------------------------------------------------------------------------------
MBNA Corp.                                        6,368,500           7,198,500
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         2,233,600           4,191,600
--------------------------------------------------------------------------------
Micron Technology, Inc.                           3,772,900           7,440,600
--------------------------------------------------------------------------------
Pfizer, Inc.                                      5,386,000           6,671,000
--------------------------------------------------------------------------------
Sprint Corp. (FON Group)                         14,834,200          14,834,200
--------------------------------------------------------------------------------

Sales                                                  Sold   Holdings 10/31/02
--------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                    4,221,000           1,325,000
--------------------------------------------------------------------------------
Apache Corp.                                      2,424,000                  -0-
--------------------------------------------------------------------------------
Avon Products, Inc.                               2,976,790             974,210
--------------------------------------------------------------------------------
Bank One Corp.                                    3,125,000           4,400,000
--------------------------------------------------------------------------------
ENI S.P.A. (ADR)                                  2,773,000                  -0-
--------------------------------------------------------------------------------
General Electric Co.                              4,742,000                  -0-
--------------------------------------------------------------------------------
KeyCorp                                           7,514,000                  -0-
--------------------------------------------------------------------------------
Noble Drilling Corp.                              4,241,400                  -0-
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                          2,567,600           4,519,650
--------------------------------------------------------------------------------
Procter & Gamble Co.                              1,580,600                  -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2002

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-98.7%

Finance-32.1%
Banking - Money Center-4.0%
J.P. Morgan Chase & Co. ........................   13,020,400   $   270,173,300
                                                                ---------------
Banking - Regional-6.9%
Bank of America Corp. ..........................    4,189,200       292,406,160
Bank One Corp. .................................    4,400,000       169,708,000
                                                                ---------------
                                                                    462,114,160
                                                                ---------------
Brokerage & Money Management-3.4%
Merrill Lynch & Co., Inc. ......................    4,191,600       159,071,220
Morgan Stanley..................................    1,785,000        69,472,200
                                                                ---------------
                                                                    228,543,420
                                                                ---------------
Insurance-4.2%
ACE, Ltd. ......................................    1,415,000        43,511,250
American International Group, Inc. .............    3,743,000       234,124,650
                                                                ---------------
                                                                    277,635,900
                                                                ---------------
Mortgage Banking-5.0%
Fannie Mae......................................    2,383,000       159,327,380
Freddie Mac.....................................    1,190,000        73,280,200
The PMI Group, Inc. ............................    1,188,640        35,421,472
Washington Mutual, Inc. ........................    1,892,000        67,657,920
                                                                ---------------
                                                                    335,686,972
                                                                ---------------
Miscellaneous-8.6%
Citigroup, Inc. ................................    9,203,954       340,086,100
Household International, Inc. ..................    3,755,100        89,221,176
MBNA Corp. .....................................    7,198,500       146,201,535
                                                                ---------------
                                                                    575,508,811
                                                                ---------------
                                                                  2,149,662,563
                                                                ---------------
Health Care-13.0%
Drugs-8.3%
Pfizer, Inc. ...................................    6,671,000       211,937,670
Schering-Plough Corp. ..........................    7,000,000       149,450,000
Wyeth ..........................................    5,718,400       191,566,400
                                                                ---------------
                                                                    552,954,070
                                                                ---------------
Medical Services-4.7%
Cardinal Health, Inc. ..........................    1,608,000       111,289,680
Tenet Healthcare Corp.(a).......................    3,215,900        92,457,125
Wellpoint Health Networks, Inc.(a)..............    1,428,400       107,429,964
                                                                ---------------
                                                                    311,176,769
                                                                ---------------
                                                                    864,130,839
                                                                ---------------


--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH & INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Utilities-12.6%
Electric & Gas Utility-4.6%
Ameren Corp. ...................................    1,238,000   $    50,015,200
CenterPoint Energy, Inc. .......................    2,486,040        17,601,163
Consolidated Edison, Inc. ......................    1,000,000        42,570,000
Constellation Energy Group, Inc. ...............    1,000,000        25,580,000
Duke Energy Corp. ..............................    2,000,000        40,980,000
Entergy Corp. ..................................    1,419,000        62,563,710
FPL Group, Inc. ................................    1,150,000        67,827,000
                                                                ---------------
                                                                    307,137,073
                                                                ---------------
Telephone Utility-8.0%
AT&T Corp. .....................................   22,000,000       286,880,000
SBC Communications, Inc. .......................    2,600,000        66,716,000
Sprint Corp. (FON Group)........................   14,834,200       184,240,764
                                                                ---------------
                                                                    537,836,764
                                                                ---------------
                                                                    844,973,837
                                                                ---------------
Technology-11.5%
Communications Equipment-2.0%
Juniper Networks, Inc.(a).......................   14,304,000        83,320,800
Lucent Technologies, Inc.(a)....................   21,237,200        26,121,756
   8.00%, 8/01/31,
   Convertible preferred stock(b)...............      521,600        22,392,288
                                                                ---------------
                                                                    131,834,844
                                                                ---------------
Computer Hardware/Storage-1.1%
Hewlett-Packard Co. ............................    4,480,000        70,784,000
                                                                ---------------
Computer Services-2.6%
Affiliated Computer Services, Inc. Cl.A(a)......      763,000        35,136,150
First Data Corp. ...............................    4,000,000       139,760,000
                                                                ---------------
                                                                    174,896,150
                                                                ---------------
Computer Software-0.8%
Veritas Software Corp.(a).......................    3,650,000        55,662,500
                                                                ---------------
Contract Manufacturing-1.3%
Flextronics International, Ltd. (Singapore)(a)..    2,987,050        24,971,738
Sanmina-SCI Corp.(a)............................    8,872,900        27,328,532
Solectron Corp.(a)..............................   14,257,100        32,078,475
                                                                ---------------
                                                                     84,378,745
                                                                ---------------
Semi-Conductor Components-3.7%
Altera Corp.(a).................................    3,128,000        36,660,160
Intersil Corp. Cl.A(a)..........................    2,185,000        37,123,150
Marvell Technology Group, Ltd.(a)...............    1,990,000        32,257,900
Maxim Integrated Products, Inc.(a)..............      712,000        22,670,080
Micron Technology, Inc.(a)......................    7,440,600       119,049,600
                                                                ---------------
                                                                    247,760,890
                                                                ---------------
                                                                    765,317,129
                                                                ---------------


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Energy-7.8%
Domestic Integrated-0.7%
Occidental Petroleum Corp. .....................    1,550,000   $    44,221,500
                                                                ---------------
Domestic Producers-1.2%
Devon Energy Corp. .............................    1,546,000        78,073,000
                                                                ---------------
International-4.3%
BP Plc (ADR)(United Kingdom)....................    5,000,000       192,250,000
ChevronTexaco Corp. ............................    1,419,000        95,966,970
                                                                ---------------
                                                                    288,216,970
                                                                ---------------
Miscellaneous-1.6%
ConocoPhillips..................................    2,273,000       110,240,500
                                                                ---------------
                                                                    520,751,970
                                                                ---------------
Consumer Services-6.5%
Broadcasting & Cable-2.6%
AOL Time Warner, Inc.(a)........................    1,361,300        20,079,175
Cox Communications, Inc. Cl.A(a)................    5,047,000       138,287,800
Liberty Media Corp. Cl.A(a).....................    1,546,400        12,788,728
                                                                ---------------
                                                                    171,155,703
                                                                ---------------
Entertainment & Leisure-3.6%
Carnival Corp. .................................    4,400,000       114,928,000
Harley-Davidson, Inc. ..........................    2,441,000       127,664,300
                                                                ---------------
                                                                    242,592,300
                                                                ---------------
Retail - General Merchandise-0.3%
Sears, Roebuck & Co. ...........................      700,000        18,382,000
                                                                ---------------
                                                                    432,130,003
                                                                ---------------
Consumer Staples-5.8%
Beverages-1.0%
Anheuser-Busch Companies, Inc. .................    1,325,000        69,907,000
                                                                ---------------
Cosmetics-0.7%
Avon Products, Inc. ............................      974,210        47,239,443
                                                                ---------------
Retail - Food & Drug-1.3%
Kroger Co.(a)...................................    5,750,000        85,330,000
                                                                ---------------
Tobacco-2.8%
Philip Morris Cos., Inc. .......................    4,519,650       184,175,738
                                                                ---------------
                                                                    386,652,181
                                                                ---------------
Transportation-3.4%
Railroad-3.4%
Burlington Northern Santa Fe Corp. .............    1,572,000        40,447,560
Union Pacific Capital Trust
   6.25%, 4/01/28,
   Convertible preferred stock(b)...............      444,000        22,644,000
Union Pacific Corp. ............................    2,752,000       162,505,600
                                                                ---------------
                                                                    225,597,160
                                                                ---------------


--------------------------------------------------------------------------------
12 o ALLIANCE GROWTH & INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------

Capital Goods-3.0%
Electrical Equipment-0.5%
Johnson Controls, Inc. .........................      446,000   $    34,788,000
                                                                ---------------
Miscellaneous-2.5%
United Technologies Corp. ......................    2,688,300       165,787,461
                                                                ---------------
                                                                    200,575,461
                                                                ---------------
Basic Industry-2.4%
Chemicals-2.4%
E.I. du Pont de Nemours & Co. ..................    2,301,000        94,916,250
Lyondell Chemical Co. ..........................    5,486,000        68,575,000
                                                                ---------------
                                                                    163,491,250
                                                                ---------------
Multi-Industry Companies-0.6%
Tyco International, Ltd. .......................    2,927,116        42,326,097
                                                                ---------------
Total Common & Preferred Stocks
   (cost $7,747,023,943)........................                  6,595,608,490
                                                                ---------------
SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
State Street Euro Dollar
   1.25%, 11/01/02
   (cost $154,313,000)..........................  $   154,313       154,313,000
                                                                ---------------
Total Investments-101.0%
   (cost $7,901,336,943)........................                  6,749,921,490
Other assets less liabilities-(1.0%)............                    (69,926,108)
                                                                ---------------
Net Assets-100%.................................                $ 6,679,995,382
                                                                ===============

(a)   Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to $45,036,288 or 0.7% of net assets.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $7,901,336,943) ..  $ 6,749,921,490(a)
Cash .......................................................              345
Collateral held for securities loaned ......................      116,991,700
Receivable for investment securities sold ..................       28,536,601
Receivable for capital stock sold ..........................        9,937,688
Dividends and interest receivable ..........................        6,729,184
                                                              ---------------
Total assets ...............................................    6,912,117,008
                                                              ---------------
Liabilities
Payable for collateral received on securities loaned .......      116,991,700
Payable for capital stock redeemed .........................      100,923,366
Payable for investment securities purchased ................        7,957,217
Advisory fee payable .......................................        3,438,400
Distribution fee payable ...................................        1,038,880
Accrued expenses and other liabilities .....................        1,772,063
                                                              ---------------
Total liabilities ..........................................      232,121,626
                                                              ---------------
Net Assets .................................................  $ 6,679,995,382
                                                              ===============
Composition of Net Assets
Capital stock, at par ......................................  $    25,851,521
Additional paid-in capital .................................    9,225,130,539
Accumulated net realized loss on investment
   transactions ............................................   (1,419,571,225)
Net unrealized depreciation of investments .................   (1,151,415,453)
                                                              ---------------
                                                              $ 6,679,995,382
                                                              ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,553,700,131/980,535,199 shares of
   capital stock issued and outstanding) ...................            $2.60
Sales charge--4.25% of public offering price ...............              .12
                                                                        -----
Maximum offering price .....................................            $2.72
                                                                        =====
Class B Shares
Net asset value and offering price per share
   ($2,484,498,921/969,630,258 shares of
   capital stock issued and outstanding) ...................            $2.56
                                                                        =====
Class C Shares
Net asset value and offering price per share
   ($960,175,790/373,956,064 shares of
   capital stock issued and outstanding) ...................            $2.57
                                                                        =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($681,620,540/261,030,600 shares of capital stock
   issued and outstanding) .................................            $2.61
                                                                        =====

(a)   Includes securities on loan with a value of $102,083,968 (see Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE GROWTH & INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $785,441) ...............     $163,462,693
Interest ...............................        4,354,003     $     167,816,696
                                             ------------
Expenses
Advisory fee ...........................       52,424,323
Distribution fee--Class A ..............        8,783,418
Distribution fee--Class B ..............       33,266,562
Distribution fee--Class C ..............       12,695,462
Transfer agency ........................       18,480,735
Printing ...............................        2,344,739
Custodian ..............................          579,481
Administrative .........................          141,700
Registration ...........................          107,712
Audit and legal ........................          105,830
Directors' fees ........................           18,274
Miscellaneous ..........................          158,937
                                             ------------
Total expenses .........................                            129,107,173
                                                              -----------------
Net investment income ..................                             38,709,523
                                                              -----------------
Realized and Unrealized Loss
on Investment Transactions
Net realized loss on investment
   transactions ........................                         (1,401,142,823)
Net change in unrealized
   appreciation/depreciation
   of investments ......................                           (671,934,690)
                                                              -----------------
Net loss on investments ................                         (2,073,077,513)
                                                              -----------------
Net Decrease in Net Assets
   from Operations .....................                      $  (2,034,367,990)
                                                              =================

See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended             Year Ended
                                                   October 31,            October 31,
                                                      2002                   2001
                                                 ===============        ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................       $    38,709,523        $    16,337,407
Net realized gain (loss) on investment
   transactions ..........................        (1,401,142,823)           262,780,022
Net change in unrealized
   appreciation/depreciation
   of investments ........................          (671,934,690)        (1,166,577,620)
                                                 ---------------        ---------------
Net decrease in net assets
   from operations .......................        (2,034,367,990)          (887,460,191)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...............................           (20,212,194)           (27,667,445)
   Class B ...............................            (8,693,226)           (13,409,008)
   Class C ...............................            (3,309,744)            (4,677,307)
   Advisor Class .........................            (6,494,359)            (5,939,213)
Tax return of capital
   Class A ...............................           (20,757,296)                    -0-
   Class B ...............................           (10,168,624)                    -0-
   Class C ...............................            (3,848,393)                    -0-
   Advisor Class .........................            (6,552,122)                    -0-
Net realized gain in investments
   Class A ...............................           (81,573,007)          (129,558,248)
   Class B ...............................           (95,217,086)          (157,224,262)
   Class C ...............................           (35,133,621)           (51,324,522)
   Advisor Class .........................           (20,522,090)           (12,621,405)
Capital Stock Transactions
Net increase .............................           818,978,103          3,790,790,232
                                                 ---------------        ---------------
Total increase (decrease) ................        (1,527,871,649)         2,500,908,631
Net Assets
Beginning of period ......................         8,207,867,031          5,706,958,400
                                                 ---------------        ---------------
End of period ............................       $ 6,679,995,382        $ 8,207,867,031
                                                 ===============        ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to return of capital, resulted in a net increase in distribution in excess of net investment income, decrease in accumulated net realized loss in investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625% of the first $5 billion of the average daily net assets of the Fund, .60% of the excess over $5 billion up to $7.5 billion, .575% of the excess over $7.5 billion up to $10 billion and .55% of the excess over $10 billion. Prior to December 7, 2000, the advisory fee was calculated at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $141,700 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2002.


--------------------------------------------------------------------------------
18 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11,178,427 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $33,241 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $6,618,062 from the sale of Class A shares and $48,210, $7,863,508 and $355,353 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.

Brokerage commissions paid on investment transactions for the year ended October 31, 2002 amounted to $23,262,920, of which $2,093,886 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $90,227,591 and $8,879,074 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $6,951,106,975 and $6,178,360,110, respectively, for the year ended October 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $7,978,022,322. Accordingly, gross


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

unrealized appreciation of investments was $317,489,266 and gross unrealized depreciation of investments was $1,545,590,098 resulting in net unrealized depreciation of $1,228,100,832.

1. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Losses from call options written may be unlimited.

For the year ended October 31, 2002, the Fund did not engage in any option transactions.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

                                                      2002             2001
                                                  ============     ============
Distributions paid from:
   Long term capital gain ....................    $232,445,804     $334,757,995
   Ordinary income ...........................      38,709,523       67,663,415
                                                  ------------     ------------
Total taxable distributions ..................     271,155,327      402,421,410
   Return of capital .........................      41,326,435               -0-
                                                  ------------     ------------
Total distributions paid .....................    $312,481,762     $402,421,410
                                                  ============     ============


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................     $(1,342,885,846)(a)
Unrealized appreciation/(depreciation) .................      (1,228,100,832)(b)
                                                             ---------------
Total accumulated earnings/(deficit) ...................     $(2,570,986,678)
                                                             ---------------

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $1,342,885,846 which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/PaineWebber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2002, the Fund had loaned securities with a value of $102,083,968 and received cash collateral of $116,991,700. For the year ended October 31, 2002, the Fund earned fee income of $646,995 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                         ----------------------------------        --------------------------------------
                                       Shares                                      Amount
                         ----------------------------------        --------------------------------------
                             Year Ended          Year Ended             Year Ended             Year Ended
                            October 31,         October 31,            October 31,            October 31,
                                   2002                2001                   2002                   2001
                         --------------------------------------------------------------------------------
Class A
Shares sold               1,169,435,703         828,678,406        $ 3,492,714,151        $ 3,133,439,322
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             31,395,433          38,551,607            104,696,991            139,177,562
---------------------------------------------------------------------------------------------------------
Shares converted
   from Class B              20,745,568           7,730,494             66,793,374             28,838,245
---------------------------------------------------------------------------------------------------------
Shares redeemed          (1,093,117,819)       (545,294,962)        (3,161,756,400)        (2,061,878,933)
---------------------------------------------------------------------------------------------------------
Net increase                128,458,885         329,665,545        $   502,448,116        $ 1,239,576,196
=========================================================================================================

Class B
Shares sold                 262,738,795         455,744,532        $   869,139,253        $ 1,699,691,051
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             24,915,931          43,586,022             83,726,699            155,610,173
---------------------------------------------------------------------------------------------------------
Shares converted
   to Class A               (21,087,784)         (7,849,836)           (66,793,374)           (28,838,245)
---------------------------------------------------------------------------------------------------------
Shares redeemed            (294,918,168)       (132,589,997)          (869,082,438)          (480,660,559)
---------------------------------------------------------------------------------------------------------
Net increase
   (decrease)               (28,351,226)        358,890,721        $    16,990,140        $ 1,345,802,420
=========================================================================================================

Class C
Shares sold                 165,550,371         236,908,653        $   554,472,945        $   884,800,408
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions              8,515,835          14,441,835             28,612,998             51,678,293
---------------------------------------------------------------------------------------------------------
Shares redeemed            (165,670,549)        (91,034,332)          (507,947,573)          (334,086,033)
---------------------------------------------------------------------------------------------------------
Net increase                  8,395,657         160,316,156        $    75,138,370        $   602,392,668
=========================================================================================================

Advisor Class
Shares sold                 189,412,724         187,582,468        $   636,308,964        $   712,119,253
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions              6,041,816           4,431,708             19,949,876             15,835,301
---------------------------------------------------------------------------------------------------------
Shares redeemed            (138,607,116)        (33,320,532)          (431,857,363)          (124,935,606)
---------------------------------------------------------------------------------------------------------
Net increase                 56,847,424         158,693,644        $   224,401,477        $   603,018,948
=========================================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------------
                                                                            Class A
                                       ----------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                       ----------------------------------------------------------------------------
                                             2002             2001             2000             1999           1998
                                       ----------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $     3.42       $     4.07       $     3.70       $     3.44       $   3.48
                                       ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .........            .03              .02              .04              .03            .03
Net realized and unrealized
   gain (loss) on investment
   transactions ..................           (.71)            (.39)             .54              .62            .43
                                       ----------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................           (.68)            (.37)             .58              .65            .46
                                       ----------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .............           (.02)            (.04)            (.04)            (.03)          (.04)
Distributions in excess of net
   investment income .............             -0-              -0-              -0-            (.01)            -0-
Tax return of capital ............           (.02)              -0-              -0-              -0-            -0-
Distributions from net
   realized gains ................           (.10)            (.24)            (.17)            (.35)          (.46)
                                       ----------------------------------------------------------------------------
Total dividends and
   distributions .................           (.14)            (.28)            (.21)            (.39)          (.50)
                                       ----------------------------------------------------------------------------
Net asset value, end of period ...     $     2.60       $     3.42       $     4.07       $     3.70       $   3.44
                                       ============================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (20.89)%          (9.49)%          16.76%           20.48%         14.70%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $2,553,700       $2,914,367       $2,128,381       $1,503,874       $988,965
Ratio of expenses to average
   net assets ....................           1.14%            1.09%             .91%             .93%           .93%(c)
Ratio of net investment
   income to average
   net assets ....................            .83%             .64%             .96%             .87%           .96%
Portfolio turnover rate ..........             75%              67%              53%              48%            89%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------------
                                                                            Class B
                                       ----------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                       ----------------------------------------------------------------------------
                                             2002             2001             2000             1999           1998
                                       ----------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $     3.37       $     4.02       $     3.66       $     3.41       $   3.45
                                       ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .........             -0-              -0-             .01               -0-           .01
Net realized and unrealized
   gain (loss) on investment
   transactions ..................           (.69)            (.39)             .54              .62            .43
                                       ----------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................           (.69)            (.39)             .55              .62            .44
                                       ----------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .............           (.01)            (.02)            (.02)              -0-          (.02)
Distributions in excess of net
   investment income .............             -0-              -0-              -0-            (.02)            -0-
Tax return of capital ............           (.01)              -0-              -0-              -0-            -0-
Distributions from net
   realized gains ................           (.10)            (.24)            (.17)            (.35)          (.46)
                                       ----------------------------------------------------------------------------
Total dividends and
   distributions .................           (.12)            (.26)            (.19)            (.37)          (.48)
                                       ----------------------------------------------------------------------------
Net asset value, end of period ...     $     2.56       $     3.37       $     4.02       $     3.66       $   3.41
                                       ============================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (21.52)%         (10.22)%          15.93%           19.56%         14.07%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $2,484,499       $3,360,119       $2,567,250       $1,842,045       $787,730
Ratio of expenses to average
   net assets ....................           1.88%            1.84%            1.67%            1.70%          1.72%(c)
Ratio of net investment
   income (loss) to average
   net assets ....................            .07%            (.11)%            .20%             .09%           .17%
Portfolio turnover rate ..........             75%              67%              53%              48%            89%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------------
                                                                            Class C
                                       ----------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                       ----------------------------------------------------------------------------
                                             2002             2001             2000             1999           1998
                                       ----------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $     3.37       $     4.02       $     3.66       $     3.41       $   3.45
                                       ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .........             -0-              -0-             .01               -0-           .01
Net realized and unrealized
   gain (loss) on investment
   transactions ..................           (.68)            (.39)             .54              .62            .43
                                       ----------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................           (.68)            (.39)             .55              .62            .44
                                       ----------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .............           (.01)            (.02)            (.02)              -0-          (.02)
Distributions in excess of net
   investment income .............             -0-              -0-              -0-            (.02)            -0-
Tax return of capital ............           (.01)              -0-              -0-              -0-            -0-
Distributions from net
   realized gains ................           (.10)            (.24)            (.17)            (.35)          (.46)
                                       ----------------------------------------------------------------------------
Total dividends and
   distributions .................           (.12)            (.26)            (.19)            (.37)          (.48)
                                       ----------------------------------------------------------------------------
Net asset value, end of period ...     $     2.57       $     3.37       $     4.02       $     3.66       $   3.41
                                       ============================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (21.21)%         (10.23)%          15.91%           19.56%         14.07%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $  960,176       $1,233,033       $  825,572       $  518,185       $179,487
Ratio of expenses to average
   net assets ....................           1.86%            1.83%            1.66%            1.69%          1.72%(c)
Ratio of net investment
   income (loss) to average
   net assets ....................            .09%            (.10)%            .21%             .11%           .18%
Portfolio turnover rate ..........             75%              67%              53%              48%            89%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------------
                                                                         Advisor Class
                                       ----------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                       ----------------------------------------------------------------------------
                                             2002             2001             2000             1999           1998
                                       ----------------------------------------------------------------------------
Net asset value,
   beginning of period ...........     $     3.43       $     4.08       $     3.71       $     3.44       $   3.48
                                       ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .........            .04              .03              .05              .04            .04
Net realized and unrealized
   gain (loss) on investment
   transactions ..................           (.71)            (.39)             .54              .63            .43
                                       ----------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................           (.67)            (.36)             .59              .67            .47
                                       ----------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .............           (.02)            (.05)            (.05)            (.04)          (.05)
Distributions in excess of net
   investment income .............             -0-              -0-              -0-            (.01)            -0-
Tax return of capital ............           (.03)              -0-              -0-              -0-            -0-
Distributions from net
   realized gains ................           (.10)            (.24)            (.17)            (.35)          (.46)
                                       ----------------------------------------------------------------------------
Total dividends and
   distributions .................           (.15)            (.29)            (.22)            (.40)          (.51)
                                       ----------------------------------------------------------------------------
Net asset value, end of period ...     $     2.61       $     3.43       $     4.08       $     3.71       $   3.44
                                       ============================================================================
Total Return
Total investment return based
   on net asset value(b) .........         (20.62)%          (9.27)%          16.98%           21.03%         14.96%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............     $  681,620       $  700,348       $  185,754       $   39,739       $ 22,786
Ratio of expenses to average
   net assets ....................            .86%             .84%             .65%             .68%           .76%(c)
Ratio of net investment income
   to average net assets .........           1.10%             .87%            1.21%            1.12%          1.14%
Portfolio turnover rate ..........             75%              67%              53%              48%            89%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the period shown below, the net expense ratios were as follows:

                                                          Year Ended October 31,
                                                          ----------------------
                                                                  1998
                                                          ----------------------
      Class A .......................................              .92%
      Class B .......................................             1.71%
      Class C .......................................             1.71%
      Advisor Class .................................              .75%


--------------------------------------------------------------------------------
28 o ALLIANCE GROWTH & INCOME FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth and Income Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 13, 2002

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $232,445,804 of capital gain distributions during the fiscal year ended October 31, 2002, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2003.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH & INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH & INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Paul C. Rissman, Senior Vice President
Craig Ayers, Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
Aryeh Glatter, Vice President
Susanne M. Lent, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND                OTHER
  NAME, AGE OF DIRECTOR,                              PRINCIPAL                        COMPLEX            DIRECTORSHIPS
        ADDRESS                                     OCCUPATION(S)                    OVERSEEN BY             HELD BY
   (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                   DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**
John D. Carifa,**, 57               President, Chief Operating Officer and a             114                  None
1345 Avenue of the Americas         Director of Alliance Capital Management
New York, NY 10105 (15)             ("ACMC"), with which he has been
                                    associated since prior to 1997.

DISINTERESTED
DIRECTORS
Ruth Block, #+, 72                  Formerly an Executive Vice President and              93                  None
P.O. Box 4623                       the Chief Insurance Officer of The
Stamford, CT 06903 (16)             Equitable Life Assurance Society of the
                                    United States; Chairman and Chief Executive
                                    Officer of Evlico. Formerly a Director of Avon,
                                    BP Amoco Corporation, Ecolab, Inc., Tandem
                                    Financial Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation.

David H. Dievler, #+, 73            Independent consultant. Until December                98                  None
P.O. Box 167                        1994, Senior Vice President of ACMC
Spring Lake, NJ 07762 (15)          responsible for mutual fund administration.
                                    Prior to joining ACMC in 1984, Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to that, Senior
                                    Manager at Price Waterhouse & Co. Member of
                                    American Institute of Certified Public
                                    Accountants since 1953.

John H. Dobkin, #+, 60              Consultant. Formerly a Senior Advisor                94                   None
P.O. Box 12                         from June 1999 - June 2000 and President
Annandale, NY 12504 (10)            (December 1989 - May 1999) of Historic
                                    Hudson Valley (historic preservation).
                                    Previously, Director of the National Academy
                                    of Design. During 1988-92, Director and
                                    Chairman of the Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70       Investment Adviser and an Independent                110                  None
2 Soundview Drive                   Consultant. Formerly Senior Manager of
Suite 100                           Barrett Associates, Inc., a registered
Greenwich, CT 06830 (10)            investment adviser, with which he had been
                                    associated since prior to 1997. Formerly
                                    Deputy Comptroller of the State of New York
                                    and, prior thereto, Chief Investment Officer
                                    of the New York Bank for Savings.


--------------------------------------------------------------------------------
34 o ALLIANCE GROWTH & INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                     PORTFOLIOS
                                                                                       IN FUND                OTHER
  NAME, AGE OF DIRECTOR,                              PRINCIPAL                        COMPLEX            DIRECTORSHIPS
        ADDRESS                                     OCCUPATION(S)                    OVERSEEN BY             HELD BY
   (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                   DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED
DIRECTORS (continued)
Clifford L. Michel, #+, 63          Senior Counsel of the law firm of Cahill              93              Placer Dome
15 St. Bernard's Road               Gordon & Reindel since February, 2001                                 Inc.
Gladstone, NJ 07934 (13)            and a partner of that firm for more than
                                    twenty-five years prior thereto. President
                                    and Chief Executive Officer of Wenonah
                                    Development Company (investments) and
                                    a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68          Senior Counsel of the law firm of Orrick,             92                  None
98 Hell's Peak Road                 Herrington & Sutcliffe LLP since prior
Weston, VT 05161 (4)                to 1997. Formerly a senior partner and
                                    a member of the Executive Committee of that
                                    firm. Formerly a member and Chairman of the
                                    Municipal Securities Rulemaking Board and a
                                    Trustee of the Museum of the City of New
                                    York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                               Principal Position(s)                                Principal Occupation
Name, Address* and Age             Held with Fund                                   During Past 5 Years**
---------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57             Chairman & President      See biography above.

Paul C. Rissman, 46            Senior Vice President     Executive Vice President of Alliance Capital Management Corporation
                                                         ("ACMC"), with which he has been associated since prior to 1997.

Craig Ayers, 32                Vice President            Vice President of ACMC, with which he has been associated since prior to 1997.

Thomas J. Bardong, 57          Vice President            Senior Vice President of ACMC, with which he has been associated since prior to 1997.

Frank V. Caruso, 46            Vice President            Senior Vice President of Shields/ACMC, with which he has been associated since prior to 1997.

Aryeh Glatter, 35              Vice President            Vice President of ACMC, with which he has been associated since prior to 1997.

Susanne M. Lent, 33            Vice President            Vice President of ACMC, with which she has been associated since prior to 1997.

Edmund P. Bergan, Jr., 52      Secretary                 Senior Vice President and the General Counsel of Alliance Fund
                                                         Distributors, Inc. ("AFD") and Alliance Global Investor Services, Inc.
                                                         ("AGIS"), with which he has been associated since prior to 1997.

Mark D. Gersten, 52            Treasurer and Chief       Senior Vice President of AGIS, with which he has been associated since
                               Financial Officer         prior to 1997.

Vincent S. Noto, 38            Controller                Vice President of AGIS, with which he has been associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
36 o ALLIANCE GROWTH & INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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                                              ALLIANCE GROWTH & INCOME FUND o 37
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Alliance Growth and Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

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